UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
November 17, 2024
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On November 18, 2024, Northwest Natural Holding Company (NW Holdings) issued a press release announcing its agreement to acquire SiEnergy Operating, LLC (SiEnergy) from SiEnergy Capital Partners, LLC, an affiliate of Ridgewood Infrastructure. A copy of the press release is attached as Exhibit 99.1. The press release additionally announced a conference call scheduled for November 19, 2024. NW Holdings intends to display the material attached hereto as Exhibit 99.2 on that conference call.

The information contained in this Item 7.01 shall not be incorporated by reference into any filing of NW Holdings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events

On November 17, 2024, Northwest Natural Holding Company (NW Holdings) entered into a purchase and sale agreement (the PSA) to acquire all of the membership interests of SiEnergy Operating, LLC, a Delaware limited liability company (SiEnergy), from SiEnergy Capital Partners, LLC, an affiliate of Ridgewood Infrastructure, for $273 million in cash and an assumption of $152 million of debt, subject to customary purchase price adjustments.

The PSA contains customary representations, warranties and covenants of each of NW Holdings, SiEnergy and SiEnergy Capital Partners, LLC. Closing of the acquisition is subject to satisfaction of conditions customary for a transaction of this size and nature, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Subject to the satisfaction or waiver of the terms and conditions of the PSA, NW Holdings expects to close the acquisition in the first quarter of 2025.

The commitment to acquire SiEnergy can be terminated prior to closing by mutual written consent of NW Holdings and SiEnergy Capital Partners, LLC, or on the occurrence of other circumstances customary for a transaction of this size and nature, including by either party if the closing has not occurred by February 15, 2025. If the PSA is terminated under certain customary circumstances related to material breaches of covenants by, or material inaccuracies in representations and warranties of, NW Holdings, NW Holdings may be required to pay SiEnergy Capital Partners, LLC a termination fee of $17 million.

NW Holdings has obtained committed financing to fund the purchase price pursuant to a commitment letter (Commitment Letter) entered into on November 17, 2024, with JPMorgan Chase Bank, N.A., which provides commitments for a 364-day term loan facility (the Bridge Facility) in an aggregate initial principal amount of $273 million. The funding of the Bridge Facility is contingent on the satisfaction of customary conditions, including (i) execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter, and (ii) consummation of the acquisition of SiEnergy. NW Holdings currently expects to issue junior subordinated notes in the first half of 2025 for permanent financing of the acquisition.

Forward-Looking Statements
This report, and other presentations made by NW Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans; objectives; assumptions; estimates; timing; goals; strategies; future events; projections; expectations; forecasts; outlook; acquisition strategy; acquisitions and timing, completion and integration thereof; pipeline, gas utility and other infrastructure investments; safety; weather; gross domestic product, population and employment growth; economic conditions and development; customer growth; scale and diversification; regulatory, policy and political environments; rate base growth; earnings; growth opportunities; customer backlog; growth rate; financings; regulatory mechanisms; invested capital; system safety and reliability; risk profile; strategic fit; financial profile; shareholder value; financial targets, including FFO/Debt targets; return on invested capital; rate case execution; customer and business growth; business risk; regulatory recovery; water and wastewater industry and investments including timing, completion and integration of such investments; accretion, financial positions and performance; shareholder return and value; capital expenditures; strategic goals and visions; renewable natural gas projects or investments and timing related thereto; return on equity; capital structure; return on invested capital; revenues and earnings and timing thereof; margins; net income; operations and maintenance expense; credit ratings and profile; debt and equity issuances; timing or effects of future regulatory proceedings or future regulatory approvals; timing, outcome and effects of regulatory dockets or mechanisms or approvals; accounting treatment of future events; economic and political conditions; effects of legislation or changes in laws or regulations; inflation; geopolitical uncertainty; and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Northwest Natural Holding Company issued November 18, 2024 (furnished and not filed)
99.2	Presentation Materials for Investor Conference Call (furnished and not filed)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: November 18, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer & Corporate
Secretary